                                                                 EXHIBIT 10.26.1

                           AMENDMENT AGREEMENT NO. 1
                              TO CREDIT AGREEMENT

      THIS AMENDMENT AGREEMENT is made and entered into this 12th day of August, 1998, by and among CATALINA MARKETING CORPORATION, a Delaware corporation (herein called the "Borrower"), NATIONSBANK, NATIONAL ASSOCIATION a national banking association organized and existing under the laws of the United States (the "Agent"), as Agent for the lenders (the "Lenders") party to a Credit Agreement dated September 30, 1997 among such Lenders, Borrowers and the Agent, as amended (the "Agreement") and Lenders party to this Amendment Agreement.

                              W I T N E S S E T H:

      WHEREAS, the Borrower, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make revolving loans to the Borrower in the principal amount of $150,000,000 as evidenced by the Notes (as defined in the Agreement); and

      WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Agreement as provided herein; and

      WHEREAS, upon the terms and conditions contained herein the Agent and the Lenders are willing to amend the Agreement;

      NOW, THEREFORE, the Borrower, the Agent and the Lenders do hereby agree as follows:

      1. Definitions. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

      2. Amendments. The Agreement is hereby amended, effective as of September 30, 1998, as follows:

          (a) The definition of "Stated Termination Date" in Section 1.1 is hereby amended by deleting the date "September 29, 1998" appearing therein and insetting in lieu thereof the date "September 28, 1999".

          (b) Subsection (f) of Section 9.6 is hereby amended in its entirety so that as amended it shall read as follows:

          "(f) loans to or investments in, including the purchase of shares of,
          (i) Subsidiaries other than Pacific Media KK, which are not Guarantors so long as the aggregate amount loaned or invested or cost of shares purchased does not exceed on a non-
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          cumulative basis (so that amounts not utilized in one Fiscal Year may not be carried forward to a subsequent Fiscal Year) $15,000,000 in any Fiscal Year, and (ii) any Persons, other than Subsidiaries or directors, officers or employees of the Borrower or any Subsidiaries, so long as the aggregate amount loaned or invested or cost of shares purchased does not exceed on a non-cumulative basis $5,000,000 in any Fiscal Year."

          (c) Subsection (g) of Section 9.6 is hereby amended by deleting the figure "$10,000,000" appearing therein and inserting in lieu thereof the figure "$15,000,000".

      3.  Representations and Warranties.  The Borrower hereby certifies that:

          (a) The representations and warranties made by Borrower in Article VII of the Agreement are true on and as of the date hereof except that the financial statements referred to in Section 7.6 shall be those most recently furnished to each Lender pursuant to Section 8.1(a) and (b);

          (b) There has been no material change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under Section 8.1 of the Agreement, other than changes in the ordinary course of business, none of which has been a material adverse change;

          (c) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by each Lender under Section 8.1 of the Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

          (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default under the Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

      4. Conditions. As a condition to the effectiveness of this Amendment Agreement, the Borrower shall deliver, or cause to be delivered to the Agent, the following:

          (a) Twelve (12) executed counterparts of this Amendment Agreement;
      and

          (b) copies of all additional agreements, instruments and documents which the Agent may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.




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      5.  Entire Agreement.  This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms of conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

      6. Consent. The Guarantors have joined in the execution of this Amendment Agreement for the purpose of consenting hereto and confirming their respective guaranty of the Obligations on the terms set forth in the Facility Guaranty.

      7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

                 [Remainder of page intentionally left blank.]



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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                        CATALINA MARKETING CORPORATION
WITNESS:

/s/ Gayle B. Pullara                    By:     /s/ Philip B. Livingston
------------------------------             ------------------------------------
    Gayle B. Pullara                    Name:   Philip B. Livingston
                                             ----------------------------------
                                        Title:  SVP and Chief Financial Officer
------------------------------                ---------------------------------



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                                        NATIONSBANK, NATIONAL ASSOCIATION,
                                        as Agent and Lender


                                        By:     /s/ Andrew M. Airheart
                                           ------------------------------------
                                        Name:   Andrew M. Airheart
                                             ----------------------------------
                                        Title:  Senior Vice President
                                              ---------------------------------



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                                        FLEET NATIONAL BANK


                                        By:     /s/ Thomas J. Bullard
                                           ------------------------------------
                                        Name:   Thomas J. Bullard
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------



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                                        FIRST UNION NATIONAL BANK


                                        By:     /s/ Jorge Gonzales
                                           ------------------------------------
                                        Name:   Jorge Gonzales
                                             ----------------------------------
                                        Title:  SVP
                                              ---------------------------------



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                                        CREDIT LYONNAIS ATLANTA AGENCY


                                        By:     /s/ David M. Cawrse
                                           ------------------------------------
                                        Name:   David M. Cawrse
                                             ----------------------------------
                                        Title:  First Vice President & Manager
                                              ---------------------------------



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                                        COMERICA BANK


                                        By:     /s/ Martin G. Ellis
                                           ------------------------------------
                                        Name:   Martin G. Ellis
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------



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                                        THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                                        By:     /s/ Thomas Meyer
                                           ------------------------------------
                                        Name:   Thomas Meyer
                                             ----------------------------------
                                        Title:  SVP
                                              ---------------------------------



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                                        PNC BANK, N.A.


                                        By:     /s/ Marian L. Egge
                                           ------------------------------------
                                        Name:   Marian L. Egge
                                             ----------------------------------
                                        Title:  Assistant Vice President
                                              ---------------------------------



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                                        SUNTRUST BANK, TAMPA BAY


                                        By:     /s/ Frank A. Coe
                                           ------------------------------------
                                        Name:   Frank A. Coe
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------



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                                        AMSOUTH BANK


                                        By:     /s/ Larry P. Byrd
                                           ------------------------------------
                                        Name:   Larry P. Byrd
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------



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                                        UNION BANK OF CALIFORNIA


                                        By:     /s/ J. Scott Jessup
                                           ------------------------------------
                                        Name:   J. Scott Jessup
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------



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                                        RIGGS BANK, N.A.


                                        By:     /s/ Craig A. Havard
                                           ------------------------------------
                                        Name:   Craig A. Havard
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------



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                                        GUARANTORS:

                                        CATALINA MARKETING SALES CORPORATION


                                        By:     /s/ George W. Off
                                           ------------------------------------
                                        Name:   George W. Off
                                             ----------------------------------
                                        Title:  Director
                                              ---------------------------------



                                        CATALINA MARKETING RETAIL SALES
                                          CORPORATION


                                        By:     /s/ George W. Off
                                           ------------------------------------
                                        Name:   George W. Off
                                             ----------------------------------
                                        Title:  Director
                                              ---------------------------------



                                        CATALINA MARKETING INTERNATIONAL, INC.


                                        By:     /s/ George W. Off
                                           ------------------------------------
                                        Name:   George W. Off
                                             ----------------------------------
                                        Title:  Chief Executive Officer and
                                                  President
                                              ---------------------------------



                                        CATALINA MARKETING WORLDWIDE, INC.


                                        By:     /s/ George W. Off
                                           ------------------------------------
                                        Name:   George W. Off
                                             ----------------------------------
                                        Title:  President
                                              ---------------------------------



                                        CATALINA MARKETING U.K., INC.


                                        By:     /s/ George W. Off
                                           ------------------------------------
                                        Name:   George W. Off
                                             ----------------------------------
                                        Title:  President
                                              ---------------------------------



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                                        HEALTH RESOURCE PUBLISHING COMPANY


                                        By:     /s/ George W. Off
                                           ------------------------------------
                                        Name:   George W. Off
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------



                                        SUPERMARKETS ONLINE, INC.


                                        By:     /s/ Christopher Wolf
                                           ------------------------------------
                                        Name:   Christopher Wolf
                                             ----------------------------------
                                        Title:  Assistant Secretary
                                              ---------------------------------



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